Reserves - Summary of Fair Value of Share Purchase Options (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2020 USD ($) yr shares	Dec. 31, 2020 $ / shares	Dec. 31, 2019 USD ($) yr shares	Dec. 31, 2019 $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Grant date share price and exercise price | $ / shares		$ 33.47		$ 32.88
Weighted average fair value per option granted | $ / shares		$ 5.57		$ 6.10
Total fair value of options issued | $	$ 2,000		$ 3,000
Black-Scholes Weighted Average Assumptions [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Expected dividend yield	1.78%		1.49%
Expected volatility	30.00%		31.00%
Risk-free interest rate	0.52%		1.60%
Expected option life, in years | yr	2.5		2.5
Number of options issued during the period | shares	451,110		583,500
Total fair value of options issued | $	$ 1,807		$ 2,652